UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 19, 2000

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


                         COMMISSION FILE NUMBER 0-26483

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   94-3236309
                     (I.R.S. Employer Identification Number)

                          1000 MARINA BLVD., SUITE 200
                           BRISBANE, CALIFORNIA 94005
            (Address of Principal Administrative Offices) (Zip Code)

                                 (650) 624-1000
               (Registrants Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

On December 19, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.


EXHIBIT NUMBER         DESCRIPTION

Exhibit 99.1           Press Release of the Registrant, dated December 19, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            VaxGen, Inc.
                                            (Registrant)

Dated: December 21, 2000                    By:  /s/ Carter A. Lee
                                               ---------------------------------
                                               Carter A. Lee
                                               Senior Vice President
                                               Finance & Administration
                                               (Principal Financial Officer)